Exhibit 10.1

ENVISION HEALTHCARE HOLDINGS, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN

1.                                      Purpose of the Plan.  The purpose of the Plan is to provide employment incentive through a capital accumulation opportunity, link employee and shareholder interests, and provide an opportunity for Employees of the Company and its Participating Subsidiaries to purchase Common Stock through payroll deductions.  The Plan is intended to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.  Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code and the regulations promulgated thereunder.

2.                                      Definitions.

Whenever used herein, the following terms shall have the respective meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

“Board” means the Company’s Board of Directors.

“Cause” has the meaning set forth in the Omnibus Incentive Plan.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Change-in-Control” means the happening of any of the events that would constitute a “Change in Control” under the Omnibus Incentive Plan.

“Committee” means the Compensation Committee of the Board.

“Common Stock” shall mean the common stock, par value $0.01 per Share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

“Company” means Envision Healthcare Holdings, Inc., a Delaware corporation.

“Compensation” means annual base salary during a Purchase Period and does not include any bonus, severance or overtime payment, disability payment, contributions to an employee benefit plan or other similar payment or contribution.  If determined by the Committee, other forms of compensation may be included in or excluded from the definition of Compensation as permitted by Section 423 of the Code.

“Contribution” means the amount of an after-tax payroll deduction an Employee has made, as set out in such Employee’s payroll deduction authorization form.

“Employee” means any person, including an officer, who is an employee of the Company or one of its Participating Subsidiaries for tax purposes and who is employed at least sixty (60) days prior to the Start Date of an Offering (or such shorter or longer period as the Company, in its sole discretion, may determine).  For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave, military leave, any other leave of absence approved by the Company or Participating Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) or if the individual transfers between locations of the Company or between the Company and its Participating Subsidiaries.  For purposes of this Plan, where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Expiration Date” means the last day of an Offering as designated by the Committee, which, in any event, shall not be more than twenty-seven (27) months after the Start Date.

“Fair Market Value” has the meaning set forth in the Omnibus Incentive Plan.

“Offering” means the grant of Purchase Rights under the Plan.

“Omnibus Incentive Plan” means the Envision Healthcare Holdings, Inc. 2013 Omnibus Incentive Plan.

“Participating Subsidiary” means the Subsidiaries that have been designated by the Committee or the Board from time to time in its sole discretion as eligible to participate in one or more Offerings under the Plan; provided, however, that the Committee shall only have the discretion to designate Subsidiaries if the grant of Purchase Rights to such Subsidiary Employees pursuant to the Plan would not cause the Company to incur material adverse accounting charges.

“Plan” means the Envision Healthcare Holdings, Inc. 2015 Employee Stock Purchase Plan.

“Purchase Period” means the period of an Offering beginning on the Start Date and ending on the Expiration Date.

“Purchase Price” means the purchase price per Share subject to the Purchase Right determined pursuant to Section 11(c).

“Purchase Rights” means rights to purchase Shares under the Plan on the terms or conditions set forth herein and as determined by the Committee as provided hereunder.

“Securities Act” means the Securities Act of 1933, amended.

“Share” means a share of Common Stock.

“Start Date” means the first business day of each Purchase Period of the Plan.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with (and including) the Company in which each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or as otherwise defined in Section 424(f) of the Code.

3.                                      Administration of the Plan.

(a)                                 The Committee shall administer the Plan unless and until the Committee or Board delegates administration to another committee, as provided in Section 3(c); provided, however, that, this delegation shall not be construed as limiting the power of the Board, in its sole discretion, to take any action delegated to the Committee hereunder.

(b)                                 The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)                                     To determine when and how Purchase Rights shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

(ii)                                  To designate from time to time which Subsidiaries of the Company shall be Participating Subsidiaries.

(iii)                               To construe and interpret the Plan and Purchase Rights granted under the Plan, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)                              Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and the Participating Subsidiaries and to carry out the intent that the Plan be treated as an employee stock purchase plan for purposes of Section 423 of the Code.

(v)                                 The Committee may adopt any sub-plans applicable to residents of any specified foreign jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any applicable tax or other laws in such jurisdiction or to otherwise facilitate the administration of the Plan, to the extent permitted by Section 423 of the Code.

(c)                                  Any or all of the powers, duties, and responsibilities of the Committee hereunder may be delegated by the Committee to, and thereafter exercised by, one or more persons designated by the Committee, including members of management of the Company and/or members of the human resources function of the Company, and any determination, interpretation, or other action taken by such designee shall have the same effect hereunder as if made or taken by the Committee.

4.                                      Participation in the Plan.  The individuals who shall be eligible to receive grants of Purchase Rights under an Offering shall be all Employees of the Company or of any Participating Subsidiary who are so employed by the Company or Participating Subsidiary on the Start Date of such Offering; provided, however, that no individual shall be eligible to effect a purchase under an Offering if immediately thereafter and after giving effect thereto, the aggregate value or voting power of all shares of stock of the Company and any Subsidiary then owned by such individual, either directly or indirectly, within the meaning of the applicable sections of the Code and including all shares of stock with respect to which such individual holds options, would equal or exceed in the aggregate five percent (5%) of the total value or combined voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, the Committee may, on a prospective basis, exclude from participation in the Plan Employees (a) whose customary employment is for not more than 20 hours per week or five months per year or (b) who are citizens or residents of a non-U.S. jurisdiction if grant of a Purchase Right under the Plan is prohibited under the laws of such non-U.S. jurisdiction or compliance with the laws of such non-U.S. jurisdiction would cause the Plan or any actions under the Plan to violate Section 423 of the Code.  The Committee may also determine that a designated group of highly compensated employees (within the meaning of Section 414(q) of the Code) are ineligible to participate in the Plan.  Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right to the extent that such Employee is subject to the reporting requirements under Section 16(a) of the Exchange Act.

5.                                      Stock.

(a)                                 The stock subject to an Offering shall be authorized but unissued Shares, or Shares that have been bought on the open market at prevailing market prices or otherwise. Subject to adjustment in accordance with the provisions of Section 11(g), the total number of Shares which may be the subject of Offerings under the Plan shall not exceed in the aggregate 1,200,000 Shares.

(b)                                 In the event that any Shares, which are the subject of an Offering, are not purchased, such unpurchased Shares may again be available for subsequent Offerings.

6.                                      Number of Shares That an Employee May Purchase.

(a)                                 An eligible Employee may elect to purchase through payroll deductions under an Offering a number of whole Shares determined by the Committee from time to time.

(b)                                 The number of whole Shares that a participating Employee may purchase on the Expiration Date shall be determined by dividing such Employee’s Contributions accumulated prior to such Expiration Date and retained in such Employee’s account as of the Expiration Date by the applicable Purchase Price; provided, however, that such purchase shall be subject to the limitations set forth in Section 6 and Section 11(b).

(c)                                  Notwithstanding the foregoing provisions of the Plan, no eligible Employee may elect to purchase under Offerings in any single calendar year a number of whole Shares which, together with all other shares in the Company and Subsidiaries which the Employee may be entitled to purchase in such year pursuant to an Offering and under any other employee stock purchase plan, as defined in Section 423 of the Code, has an aggregate fair market value (measured in each case as of the Expiration Date) in excess of $25,000.

7.                                      Participation.

(a)                                 An eligible Employee may become a participant in the Plan by completing a payroll deduction authorization form and any other required enrollment documents provided by the Committee or its designee and submitting them to the Committee or its designee in accordance with the rules established by the Committee.  The enrollment documents, which may be in electronic form or completed through an interactive voice response system or a website, shall set forth the portion of the Employee’s Compensation, including any minimum or maximum Contribution percentage, to be paid as Contributions pursuant to the Plan.  An Employee’s payroll deduction authorization shall become effective on the Start Date.

(b)                                 Unless otherwise determined by the Company, payroll deductions in respect of an Offering shall commence on the first full payroll period beginning on or after the Start Date of such Offering and shall end on the last payroll period ending prior to the Expiration Date of such Offering, unless sooner terminated by the participating Employee as provided in Section 10.

(c)                                  Each Employee who is granted a Purchase Right under the Plan for any Purchase Period shall have the same rights and privileges as all other Employees granted Purchase Rights under the Plan for such Purchase Period.

8.                                      Method of Payment of Contributions.

(a)                                 A participating Employee shall elect to have payroll deductions made on each payday during the Offering in whole percentages from one percent (1%) to, and not exceeding, fifteen percent (15%), or such lower amount specified by the Committee for such Offering, of such participating Employee’s Compensation during the Offering. All payroll deductions made by a participating Employee shall be credited to his or her account under the Plan. A participating Employee may not make any additional payments into such account.

(b)                                 A participating Employee may discontinue his or her participation in the Plan as provided in Section 10.

(c)                                  Notwithstanding the foregoing in this Section 8, to the extent necessary to comply with the limitations set forth in Section 423(b)(8) of the Code and Section 6(c), the Company may cause an Employee’s payroll deductions to be decreased in respect of an Offering year up to zero percent (0%).

9.                                      Exercise of Purchase Rights.  Unless a participating Employee withdraws from the Plan as provided in Section 10, his or her right to purchase whole Shares in any Offering will be exercised automatically on each Expiration Date of an Offering, and the maximum number of whole Shares subject to the Purchase Right will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account.

10.                               Voluntary Withdrawals; Termination of Employment.

(a)                                 Unless otherwise determined by the Committee prior to an Offering, a participating Employee may withdraw all but not less than all the Contributions credited to his or her account under the Plan prior to the Expiration Date of an Offering by notifying the Company in the form and manner designated by the Company.  To the extent that such a withdrawal is permitted, all of the withdrawing participating Employee’s Contributions credited to his or her account will be paid to him or her without interest not later than sixty (60) days after receipt of his or her notice of withdrawal and his or her Purchase Right for the then current Offering will be automatically terminated, and no further Contributions for the purchase of Common Stock will be permitted or made during the Offering.  A participating Employee who withdraws from an Offering will be automatically withdrawn from future Offerings.  Such Employee must re-enroll pursuant to Section 7(a) to participate in future Offerings.

(b)                                 Upon termination of employment of a participating Employee’s employment as an Employee prior to the Expiration Date of an Offering for any reason, whether voluntary or involuntary, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the Employee’s beneficiary or estate, as applicable, and his or her Purchase Right will be automatically terminated.

(c)                                  Subject to Section 10(a), a participating Employee’s withdrawal from an Offering will not have any effect upon his or her eligibility to participate in a succeeding Offering or in any similar plan that may hereafter be adopted by the Company.

11.                               Terms and Conditions of Offerings.

(a)                                 General:

The Offerings shall be in such form as the Committee shall from time to time approve, and shall contain such terms and conditions as the Committee shall prescribe not inconsistent with the Plan.

(b)                                 Maximum Number of Shares:

In addition to the limitations provided by Section 6, the Committee may specify a maximum number of Shares that may be purchased by any participating Employee during an Offering, and in connection with each Offering made may specify a maximum aggregate number of Shares that may be purchased by all participating Employees in such Offering.  If the aggregate purchase of Shares issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, a pro rata allocation of the Shares available shall be made in as nearly a uniform manner as shall be practicable and equitable.

(c)                                  Purchase Price:

The Purchase Price applicable to an Offering shall equal ninety percent (90%) of the Fair Market Value per Share on the Expiration Date of such Offering.

(d)                                 Term of Offerings:

Each Offering shall commence on the Start Date and terminate, subject to earlier termination by the Committee, on the Expiration Date.

(e)                                  Employee’s Purchase Directions:

Subject to Section 10(b), each Offering shall provide that the participating Employee at the conclusion of the Purchase Period may purchase all of the whole Shares purchasable in such Offering with the Contributions credited to such Employee’s account, unless such Employee shall, in the manner provided for in the Offering, notify the Company as set forth in Section 10(a) that the Employee does not desire to purchase any of such Shares.

(f)                                   Change-in-Control:

In the event of a Change-in-Control, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Change-in-Control) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then the Committee, in its sole discretion may (a) close the Purchase Period early and permit the Employees’ accumulated payroll deductions to be used to purchase Shares immediately prior to the Change-in-Control under the ongoing Offering, and the Employees’ Purchase Rights under the ongoing Offering shall terminate immediately after such purchase; or (b) terminate such Offering and refund the Employees’ accumulated payroll deductions.

(g)                                  Adjustments:

In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of Shares, offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affects the Common Stock such that an adjustment is required in order to preserve or prevent an enlargement of the benefits or potential benefits intended to be made available under this Plan has occured, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of Shares which thereafter may be made the subject of Offerings under the Plan, (2) the number and kind of Shares subject to outstanding Offerings and (3) the Purchase Price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a person who has outstanding Purchase Rights; provided, however, that the number of Shares subject to any such Purchase Rights shall always be a whole number.

(h)                                 Delivery of Shares:

As soon as practicable after each Expiration Date, the Company shall deliver the Shares acquired by each Employee during a Purchase Period to the Employee or an account established in the Employee’s name at a stock brokerage or other financial services firm designated by the Company.  No certificates shall be delivered with respect to the Shares acquired by an Employee.

(i)                                     Nontransferability:

Each Purchase Right granted under this Plan shall be nontransferable; provided that nothing in this Section 11(i) shall preclude an Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or the executors, administrators, or other legal representatives of the Employee or his estate from assigning any rights hereunder to the person or persons entitled thereto.  During the lifetime of the Employee to whom the Purchase Right is granted, the Shares under a Purchase Right may be purchased only by the participant.  No right or interest of a participant in any Purchase Right shall be liable for, or subject to, any lien, obligation, or liability of such Employee.

(j)                                    Employee’s Agreement:

If, at the time of the purchase of Shares which are covered by Purchase Rights under an Offering, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Employee purchasing such Shares shall agree that such Employee will purchase such Shares for investment and not with any present intention to resell the same, the Employee will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.  The Company may also require that a legend setting forth such investment intention be stamped or otherwise written on the certificates for Shares purchased pursuant to the Plan.

By electing to participate in a Purchase Period, each participating Employee acknowledges and agrees that (i) the Shares acquired under the Plan may lose some or all of their value in the future; (ii) the Employee is able to afford to bear the economic risk of any loss in value of the Shares; and (iii) the Employee is subject to the Company’s insider trading policy (as in effect from time to time), which may limit the Employee’s ability to acquire or sell Shares under the Plan during blackout periods or such times the Employee possesses material nonpublic information.

(k)                                 Rights as a Shareholder:

An Employee who has been granted Purchase Rights hereunder shall have no rights as a shareholder with respect to Shares covered by such Purchase Rights until the date of the issuance of the Shares to the Employee.  No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.  For purposes of the Plan, the Company, in lieu of the issuance of certificates, may utilize a book entry account system for recording ownership of Shares, subject to the rules generally applicable to such system.

(l)                                     Interest:

No interest shall accrue on payroll deductions made under or pursuant to the Plan or any Offering hereunder.

12.                               Registration Compliance.

(a)                                 No Shares may be purchased under a Purchase Right unless the Shares to be issued or transferred upon purchase are covered by an effective registration statement pursuant to the Securities Act or are eligible for an exemption from the registration requirements, and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan.

(b)                                 If, on an Expiration Date of any Offering Period, the Shares are not registered or exempt or the Plan is not in such compliance, no Shares under the Purchase Rights granted under the Plan shall be purchased on the Expiration Date.  The Expiration Date shall be delayed until the Shares are subject to such an effective registration statement or exempt, and the Plan is in such compliance.

(c)                                  If, on the Expiration Date of any Purchase Period, as delayed to the maximum extent permissible, the Shares are not registered or exempt and the Plan is not in such compliance, no Shares under the Purchase Rights shall be purchased, and all Contributions accumulated during the Purchase Period (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Employees in a lump sum as soon as reasonably practicable without any interest thereon.

13.                               Term of Plan.  The Board approved the Plan on February 25, 2015, subject to the subsequent approval of the Company’s shareholders.  No Shares may be issued under the Plan before the approval of the Plan by the Company’s shareholders.  The Plan shall terminate on the earlier of (a) the day before the tenth anniversary of such approval, (b) all Common Stock subject to the Plan has been issued, or (c) the Board terminates the Plan pursuant to Section 14.  If the Plan is not approved by the Company’s shareholders on or prior to the Expiration Date of the initial Offering or if the Plan is otherwise terminated, all funds accumulated in an Employee’s account shall be paid to such Employee in a lump sum as soon as reasonably practicable without any interest thereon, and all Purchase Rights shall automatically terminate.

14.                               Amendments and Termination of Plan.  The Plan is wholly discretionary in nature. As such, the Committee may, in its sole discretion, from time to time alter, amend, suspend, or terminate the Plan or alter or amend any and all Purchase Rights or terminate any Offering; provided, however, that no such action of the Committee may, without the approval of the shareholders, make any amendment for which shareholder approval is necessary to comply with any tax or regulatory requirement with which the Committee has determined it is necessary or advisable to have the Company comply.  Subject to the limitations in this Section 14 relating to shareholder approval, the Committee may, in its sole discretion, make such amendment or modification to the Plan or any Purchase Rights granted hereunder as is necessary or desirable to comply with, or effectuate administration of, the Plan under the laws, rules or regulations of any foreign jurisdiction, the laws of which may be applicable to the Plan or its participants hereunder.

15.                               Application of Funds.  The proceeds received by the Company from the sale of the Common Stock pursuant to an Offering will be used for general corporate purposes.

16.                               Tax Withholding.  The Company shall have the power to withhold, or to require each participating Employee to remit to the Company, an amount in cash sufficient to satisfy all U.S. federal, state, local, and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any payment under the Plan.

17.                               At-Will Employment.  Nothing in the Plan shall confer upon any Employee any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and any of its

Subsidiaries, which are hereby expressly reserved, to discharge any Employee at any time for any reason whatsoever, with or without Cause.

18.                               Unfunded Plan; Plan Not Subject to ERISA.  The Plan is an unfunded plan and Employees shall have the status of unsecured creditors of the Company.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

19.                               Freedom of Action.  Nothing in the Plan shall be construed as limiting or preventing the Company or any of its Affiliates from taking any action that it deems appropriate or in its best interest (as determined in its sole and absolute discretion) and no Employee (or person claiming by or through an Employee) shall have any right relating to the diminishment in the value of any account or any associated return as a result of any such action.  The foregoing shall not constitute a waiver by an Employee of the terms and provisions of the Plan.

20.                               Severability.  In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

21.                               Governing Law.  The Plan and all Offerings shall be construed in accordance with and governed by the laws of the state of Delaware, without regard to the choice of law rules thereunder.

22.                               Conformity to Securities Laws.  The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries or any Employee is subject to the provisions thereof.  Notwithstanding anything herein to the contrary, the Plan shall be administered only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

23.                               Tax Reporting Information.  At the Company’s request, Employees will be required to provide the Company and any Affiliates with any information reasonably required for tax reporting purposes.